EXHIBIT 99.1

VEECO REPORTS SECOND QUARTER 2018 FINANCIAL RESULTS

Second Quarter 2018 Highlights:

•                  Revenues of $157.8 million, compared with $112.2 million in the same period last year

•                  GAAP net loss of $237.6 million, or $5.02 loss per diluted share

•                  Non-GAAP net income of $7.2 million, or $0.15 per diluted share

•                  Recorded $252.3 million non-cash, intangible asset impairment charge

Plainview, N.Y., August 2, 2018 — Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its second quarter ended June 30, 2018.  Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. dollars in millions, except per share data

GAAP Results	Q2 ‘18	Q2 ‘17
Revenue	$157.8	$112.2
Net income (loss)	$(237.6)	$(20.8)
Diluted earnings (loss) per share	$(5.02)	$(0.49)

Non-GAAP Results	Q2 ‘18	Q2 ‘17
Net income (loss)	$7.2	$4.0
Operating income (loss)	$10.8	$6.7
Diluted earnings (loss) per share	$0.15	$0.09

“Veeco had solid Q2 performance with Non-GAAP gross margin, operating income, net income and EPS at the high end of our guided ranges,” commented John R. Peeler, Chairman and Chief Executive Officer.

“Based on Ultratech’s performance relative to our prior projections, we were required to record an intangible asset impairment charge of $252 million for GAAP results.  This is a non-cash charge and does not affect our liquidity, day to day operations or Non-GAAP results.

Going forward, we remain optimistic about the longer term growth prospects of the combined company as we now have a stronger presence in attractive, growing markets and the right technology to succeed.  We continue to make progress towards generating synergies through the integration of Ultratech and have initiated steps to rationalize manufacturing capacity by closing one of the Singapore manufacturing sites.  We expect to complete this initiative by the end of Q1 2019 and anticipate approximately $2 million in annualized savings,” Mr. Peeler concluded.

Guidance and Outlook

The following guidance is provided for Veeco’s third quarter 2018:

•                  Revenue is expected in the range of $130 million to $140 million

•                  GAAP Net Income (loss) is expected in the range of ($12) million to ($7) million

•                  GAAP earnings (loss) per diluted share are expected in the range of ($0.25) to ($0.15)

•                  Non-GAAP operating income is expected in the range of $4 million to $9 million

•                  Non-GAAP earnings (loss) per diluted share are expected in the range of $0.03 to $0.13

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, August 2, 2018, starting at 8:30am ET. To join the call, dial 1-888-394-8218 (toll free) or 1-323-794-2588 and use passcode 8196085. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco’s website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 5:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

New Accounting Standard

The Company adopted the new accounting standard, ASC 606, related to revenue recognition, effective January 1, 2018. The prior periods presented here have been recast to reflect the adoption of this new standard.

About Veeco

Veeco (NASDAQ: VECO) is a leading manufacturer of innovative semiconductor process equipment. Our proven MOCVD, lithography, laser annealing, ion beam and single wafer etch & clean technologies play an integral role in producing LEDs for solid-state lighting and displays, and in the fabrication of advanced semiconductor devices. With equipment designed to maximize performance, yield and cost of ownership, Veeco holds technology leadership positions in all these served markets. To learn more about Veeco’s innovative equipment and services, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2017 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Anthony Bencivenga 516-677-0200 x1308	David Pinto 408-325-6157
abencivenga@veeco.com	dpinto@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Net sales	$157,779	$112,218	$316,353	$206,717
Cost of sales	102,384	76,371	204,278	136,371
Gross profit	55,395	35,847	112,075	70,346
Operating expenses, net:
Research and development	24,930	18,619	49,250	33,608
Selling, general, and administrative	24,274	22,698	50,657	41,801
Amortization of intangible assets	10,386	6,354	23,918	9,221
Restructuring	2,917	3,257	5,612	4,595
Acquisition costs	1,316	14,133	2,657	15,494
Asset impairment	252,343	675	252,343	1,138
Other, net	443	(10)	286	(87)
Total operating expenses, net	316,609	65,726	384,723	105,770
Operating income (loss)	(261,214)	(29,879)	(272,648)	(35,424)
Interest expense, net	(4,445)	(4,279)	(9,068)	(7,621)
Income (loss) before income taxes	(265,659)	(34,158)	(281,716)	(43,045)
Income tax expense (benefit)	(28,025)	(13,341)	(28,255)	(23,868)
Net income (loss)	$(237,634)	$(20,817)	$(253,461)	$(19,177)

Income (loss) per common share:
Basic	$(5.02)	$(0.49)	$(5.35)	$(0.47)
Diluted	$(5.02)	$(0.49)	$(5.35)	$(0.47)

Weighted average number of shares:
Basic	47,311	42,656	47,332	41,160
Diluted	47,311	42,656	47,332	41,160

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$196,429	$279,736
Restricted cash	838	847
Short-term investments	65,023	47,780
Accounts receivable, net	133,750	98,866
Contract assets	4,931	160
Inventories	145,939	120,266
Deferred cost of sales	205	15,994
Prepaid expenses and other current assets	28,580	33,437
Total current assets	575,695	597,086
Property, plant and equipment, net	79,268	85,058
Intangible assets, net	93,582	369,843
Goodwill	307,131	307,131
Deferred income taxes	2,172	3,047
Other assets	30,261	25,310
Total assets	$1,088,109	$1,387,475

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$65,090	$50,318
Accrued expenses and other current liabilities	55,274	58,068
Customer deposits and deferred revenue	73,459	112,032
Income taxes payable	1,782	3,846
Total current liabilities	195,605	224,264
Deferred income taxes	7,784	36,845
Long-term debt	281,401	275,630
Other liabilities	9,389	10,643
Total liabilities	494,179	547,382

Total stockholders’ equity	593,930	840,093

Total liabilities and stockholders’ equity	$1,088,109	$1,387,475

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended June 30, 2018	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net sales	$157,779				$157,779
Gross profit	55,395	536		617	56,548
Gross margin	35.1%				35.8%
Research and development	24,930	(1,065)			23,865
Selling, general, and administrative and Other, net	24,717	(2,646)		(196)	21,875
Net income (loss)	(237,634)	4,904	10,386	229,533	7,189

Income (loss) per common share:
Basic	$(5.02)				$0.15
Diluted	(5.02)				0.15
Weighted average number of shares:
Basic	47,311				47,328
Diluted	47,311				47,350

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended June 30, 2018
Asset Impairment	252,343
Restructuring	2,260
Acquisition related	1,316
Release of inventory fair value step-up associated with the Ultratech purchase accounting	520
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293
Non-cash interest expense	2,912
Non-GAAP tax adjustment *	(30,111)
Total Other	229,533

* - The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments, as well as the exclusion of certain tax benefits attributed to the change in U.S. tax laws.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended June 30, 2017	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$112,218				$112,218
Gross profit	35,847	500		7,495	43,842
Gross margin	31.9%				39.1%
Research and development	18,619	(708)			17,911
Selling, general, and administrative and Other, net	22,688	(3,368)		(73)	19,247
Net income (loss)	(20,817)	9,620	6,354	8,830	3,987

Income (loss) per common share:
Basic	$(0.49)				$0.09
Diluted	(0.49)				0.09
Weighted average number of shares:
Basic	42,656				42,884
Diluted	42,656				43,214

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended June 30, 2017
Restructuring	2,416
Acquisition related	9,930
Release of inventory fair value step-up associated with the Ultratech purchase accounting	7,368
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	109
Accelerated depreciation	91
Asset impairment	675
Non-cash interest expense	2,702
Non-GAAP tax adjustment *	(14,461)
Total Other	8,830

* - The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)

(unaudited)

	Three months ended	Three months ended
	June 30, 2018	June 30, 2017
GAAP Net income (loss)	$(237,634)	$(20,817)
Share-based compensation	4,904	9,620
Amortization	10,386	6,354
Restructuring	2,260	2,416
Acquisition related	1,316	9,930
Release of inventory fair value step-up associated with the Ultratech purchase accounting	520	7,368
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293	109
Asset impairment	252,343	675
Accelerated depreciation	—	91
Interest (income) expense	4,445	4,279
Income tax expense (benefit)	(28,025)	(13,341)
Non-GAAP Operating Income (loss)	$10,808	$6,684

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending September 30, 2018	GAAP			Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$130	-	$140				$130	-	$140

Gross profit	45	-	52	1	—	1	47	-	54
Gross margin	35%	-	37%				36%	-	38%

Net income (loss)	$(12)	-	$(7)	4	4	5	$1	-	$6

Income (loss) per diluted common share	$(0.25)	-	$(0.15)				$0.03	-	$0.13
Weighted average number of shares	47		47				47		47

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)

(unaudited)

Guidance for the three months ending September 30, 2018
GAAP Net income (loss)	$(12)	-	$(7)
Share-based compensation	4	-	4
Amortization	4	-	4
Restructuring	1	-	1
Acquisition related	1	-	1
Accelerated depreciation	1	-	1
Interest expense, net	4	-	4
Income tax expense (benefit)	1	-	1
Non-GAAP Operating Income	$4	-	$9

Note:  Amounts may not calculate precisely due to rounding.

These table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.